UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 13, 2015

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                       OTHER EVENTS.

On October 13, 2015, California Water Service Group (the “Company”) issued a press release announcing a private placement of debt securities by the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This Current Report on Form 8-K is not an offer to sell securities.

Item 9.01.                                       FINANCIAL STATEMETNS AND EXHIBITS.

Exhibit No.	Description
4.1	The Company agrees to furnish upon request to the Securities and Exchange Commission a copy of each instrument defining the rights of holders of long-term debt of the Company

99.1	Press Release issued October 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: October 13, 2015	By:	/s/ Thomas F. Smegal
	Name:	Thomas F. Smegal
	Title:	Vice President, Chief Financial Officer and Treasurer